UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2019

HERITAGE COMMERCE CORP

(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Almaden Boulevard, San Jose, California	95113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 947-6900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 3.03 Material Modification to Rights of Security Holders

Number of Authorized Directors

The Company’s bylaws set the number of directors of the Company at not less than 9 and not more than 15 with the exact number set, from time to time, by resolution of the Board of Directors. At its January 24, 2019, the Company’s Board of Directors increased the number of directors from 9 to 10 effective February 1, 2019.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Company’s Board of Directors meeting held January 24, 2019, Walter T. Kaczmarek announced that he would be retiring as Chief Executive Officer and President of Heritage Commerce Corp and as Chief Executive Officer of Heritage Bank of Commerce effective August 8, 2019. Mr. Kaczmarek will continue as a member of the Board of Directors of both Heritage Commerce Corp and Heritage Bank of Commerce after his retirement.

At its meeting held January 24, 2019, the Company’s Board of Directors, upon recommendation of its Corporate Governance and Nominating Committee and in accordance with its succession plan, elected Keith A. Wilton to succeed Mr. Kaczmarek as Chief Executive Officer and President of Heritage Commerce Corp and Heritage Bank of Commerce effective August 8, 2019. The Board of Directors also increased the size of the Board to 10 persons and elected Mr. Wilton to the Board of Directors effective February 1, 2019.

Mr. Wilton joined Heritage Commerce Corp and Heritage Bank of Commerce in February 2014 as an Executive Vice President and Chief Operating Officer. In April 2017, the Board of Directors promoted Mr. Wilton to President of Heritage Bank of Commerce.

Item 9.01 Financial Statements and Exhibits

99.1	Press Release, dated January 24, 2019, entitled “Heritage Commerce Corp Announces CEO Succession Strategy”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 24, 2019

Heritage Commerce Corp

By:	/s/ Lawrence D. McGovern
Name: Lawrence D. McGovern
Executive Vice President and Chief Financial Officer